Eaton Vance

Emerging Markets Debt Fund

October 31, 2020

PORTFOLIO OF INVESTMENTS (Unaudited)

Foreign Government Bonds — 69.1%

Security	Principal Amount (000’s omitted)		Value
Argentina — 1.2%
Republic of Argentina, 0.125% to 12/24/20, 7/9/35(1)	USD	187	$61,523
Republic of Argentina, 0.125% to 12/24/20, 7/9/41(1)	USD	43	14,620
Republic of Argentina, 0.125% to 12/24/20, 7/9/46(1)	USD	71	23,395

Total Argentina			$99,538

Bahrain — 7.7%
Bahrain Government International Bond, 5.45%, 9/16/32(2)	USD	200	$195,924
Bahrain Government International Bond, 7.00%, 1/26/26(2)	USD	200	226,303
CBB International Sukuk Programme Co., 6.25%, 11/14/24(2)	USD	200	216,225

Total Bahrain			$638,452

Barbados — 2.4%
Government of Barbados, 6.50%, 10/1/29(3)	USD	206	$199,946

Total Barbados			$199,946

Belarus — 4.7%
Republic of Belarus, 6.378%, 2/24/31(2)	USD	200	$189,462
Republic of Belarus, 6.875%, 2/28/23(2)	USD	200	198,305

Total Belarus			$387,767

Benin — 2.0%
Benin Government International Bond, 5.75%, 3/26/26(2)	EUR	150	$168,022

Total Benin			$168,022

Dominican Republic — 5.6%
Dominican Republic, 4.50%, 1/30/30(2)	USD	220	$222,475
Dominican Republic, 5.875%, 1/30/60(2)	USD	250	240,000

Total Dominican Republic			$462,475

Ecuador — 1.9%
Republic of Ecuador, 0.50%, 7/31/30(2)	USD	120	$80,400
Republic of Ecuador, 0.50%, 7/31/40(2)	USD	156	78,002

Total Ecuador			$158,402

Security	Principal Amount (000’s omitted)		Value
Egypt — 9.6%
Arab Republic of Egypt, 8.15%, 11/20/59(2)	USD	200	$189,360
Arab Republic of Egypt, 8.50%, 1/31/47(2)	USD	400	398,834
Arab Republic of Egypt, 8.875%, 5/29/50(2)	USD	200	202,707

Total Egypt			$790,901

Gabon — 2.2%
Republic of Gabon, 6.625%, 2/6/31(2)	USD	200	$179,158

Total Gabon			$179,158

Jamaica — 3.2%
Jamaica Government International Bond, 7.875%, 7/28/45	USD	200	$262,000

Total Jamaica			$262,000

Jordan — 2.5%
Jordan Government International Bond, 7.375%, 10/10/47(2)	USD	200	$207,377

Total Jordan			$207,377

Lebanon — 0.3%
Lebanese Republic, 6.25%, 11/4/24(2)(4)	USD	32	$4,760
Lebanese Republic, 6.40%, 5/26/23(4)	USD	32	4,814
Lebanese Republic, 6.65%, 4/22/24(2)(4)	USD	32	4,600
Lebanese Republic, 6.85%, 5/25/29(4)	USD	44	6,535
Lebanese Republic, 7.00%, 12/3/24(4)	USD	15	2,231

Total Lebanon			$22,940

Mongolia — 2.5%
Mongolia Government International Bond, 5.125%, 4/7/26(2)	USD	200	$207,232

Total Mongolia			$207,232

Philippines — 3.3%
Republic of the Philippines, 2.95%, 5/5/45	USD	255	$268,911

Total Philippines			$268,911

Romania — 8.0%
Romanian Government International Bond, 2.75%, 2/26/26(2)	EUR	30	$37,859
Romanian Government International Bond, 3.375%, 1/28/50(2)	EUR	159	193,215
Romanian Government International Bond, 3.624%, 5/26/30(2)	EUR	50	66,928
Romanian Government International Bond, 4.625%, 4/3/49(2)	EUR	254	367,454

Total Romania			$665,456

Security	Principal Amount (000’s omitted)		Value
Ukraine — 9.4%
Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(2)(3)(5)	USD	144	$125,198
Ukraine Government International Bond, 9.75%, 11/1/28(2)	USD	600	655,848

Total Ukraine			$781,046

United Arab Emirates — 2.6%
Abu Dhabi Government International Bond, 3.125%, 9/30/49(2)	USD	200	$211,313

Total United Arab Emirates			$211,313

Total Foreign Government Bonds (identified cost $5,569,456)			$5,710,936

Foreign Corporate Bonds — 3.6%

Security	Principal Amount (000’s omitted)		Value
Netherlands — 1.6%
Petrobras Global Finance BV, 6.90%, 3/19/49	USD	120	$135,977

Total Netherlands			$135,977

Vietnam — 2.0%
Debt and Asset Trading Corp., 1.00%, 10/10/25(2)	USD	200	$161,500

Total Vietnam			$161,500

Total Foreign Corporate Bonds (identified cost $282,837)			$297,477

Sovereign Loans — 8.7%

Borrower	Principal Amount (000’s omitted)		Value
Kenya — 3.9%
Government of Kenya, Term Loan, 6.81%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(6)		$325	$323,644

Total Kenya			$323,644

Nigeria — 0.6%
Bank of Industry Limited, Term Loan, 6.22%, (3 mo. USD LIBOR + 6.00%), Maturing April 11, 2021(6)(7)		$50	$48,412

Total Nigeria			$48,412

Borrower	Principal Amount (000’s omitted)	Value
Tanzania — 4.2%
Government of the United Republic of Tanzania, Term Loan, 5.78%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(6)	$343	$348,587

Total Tanzania		$348,587

Total Sovereign Loans (identified cost $715,367)		$720,643

Short-Term Investments — 10.2%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(8)	845,434	$845,434

Total Short-Term Investments (identified cost $845,434)		$845,434

Total Investments — 91.6% (identified cost $7,413,094)		$7,574,490

Other Assets, Less Liabilities — 8.4%		$696,562

Net Assets — 100.0%		$8,271,052

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Step coupon security. Interest rate represents the rate in effect at October 31, 2020.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $5,028,461 or 60.8% of the Fund’s net assets.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $325,144 or 3.9% of the Fund’s net assets.

(4)	Issuer is in default with respect to interest payments.

(5)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	625,333	EUR	533,110	BNP Paribas	11/30/20	$4,077	$—
USD	163,266	EUR	139,188	BNP Paribas	11/30/20	1,064	—

						$5,141	$—

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. Long Treasury Bond	2	Long	12/21/20	$344,938	$(4,617)
U.S. Ultra-Long Treasury Bond	8	Long	12/21/20	1,720,000	(42,419)
Euro-Bobl	(2)	Short	12/8/20	(316,482)	(1,808)

					$(48,844)

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
EUR	50	Receives	6-month EURIBOR (pays semi-annually)	(0.53)% (pays annually)	8/22/24	$30	$—	$30
EUR	19	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/12/50	(2,889)	—	(2,889)
EUR	5	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(776)	—	(776)
EUR	16	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(2,470)	—	(2,470)
EUR	19	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/13/50	(2,974)	—	(2,974)
EUR	8	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/14/50	(1,270)	—	(1,270)
EUR	7	Receives	6-month EURIBOR (pays semi-annually)	0.34% (pays annually)	2/20/50	(984)	—	(984)
EUR	58	Receives	6-month EURIBOR (pays semi-annually)	0.32% (pays annually)	2/21/50	(7,727)	—	(7,727)
EUR	62	Receives	6-month EURIBOR (pays semi-annually)	0.26% (pays annually)	2/25/50	(6,963)	—	(6,963)
EUR	16	Receives	6-month EURIBOR (pays semi-annually)	0.21% (pays annually)	2/26/50	(1,502)	—	(1,502)
EUR	49	Receives	6-month EURIBOR (pays semi-annually)	0.12% (pays annually)	6/8/50	(3,113)	—	(3,113)
USD	200	Receives	3-month USD-LIBOR (pays quarterly)	0.55% (pays semi-annually)	3/12/23	(1,453)	—	(1,453)
USD	1,605	Pays	3-month USD-LIBOR (pays quarterly)	0.61% (pays semi-annually)	3/16/25	15,937	—	15,937
USD	169	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/12/25	362	—	362

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	147	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	$(11,510)	$—	$(11,510)
USD	140	Receives	3-month USD-LIBOR (pays quarterly)	0.57% (pays semi-annually)	4/17/27	147	—	147
USD	209	Pays	3-month USD-LIBOR (pays quarterly)	2.34% (pays semi-annually)	5/17/29	29,457	—	29,457
USD	438	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(51,044)	129	(50,915)
USD	150	Receives	3-month USD-LIBOR (pays quarterly)	0.69% (pays semi-annually)	4/17/30	2,184	—	2,184
USD	10	Receives	3-month USD-LIBOR (pays quarterly)	0.74% (pays semi-annually)	6/18/30	94	—	94
USD	163	Receives	3-month USD-LIBOR (pays quarterly)	0.72% (pays semi-annually)	6/19/30	1,773	—	1,773
USD	95	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	1/31/49	(37,562)	(47)	(37,609)
USD	121	Receives	3-month USD-LIBOR (pays quarterly)	2.54% (pays semi-annually)	5/17/49	(38,517)	14,304	(24,213)
USD	99	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	(8,586)	—	(8,586)
USD	7	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	(692)	—	(692)
USD	110	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	10/25/49	(15,536)	—	(15,536)
USD	37	Receives	3-month USD-LIBOR (pays quarterly)	1.97% (pays semi-annually)	11/15/49	(6,451)	—	(6,451)
USD	130	Receives	3-month USD-LIBOR (pays quarterly)	0.84% (pays semi-annually)	3/30/50	15,696	—	15,696
USD	160	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	4/29/50	19,943	—	19,943
USD	50	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	5/26/50	4,759	—	4,759
USD	100	Receives	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	6/17/50	8,528	—	8,528

	Total					$(103,109)	$14,386	$(88,723)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Brazil	$130	1.00 (pays quarterly	% )(1)	12/20/25	2.15%	$(7,199)	$7,137	$(62)
Colombia	275	1.00 (pays quarterly	% )(1)	12/20/25	1.26	(3,230)	4,391	1,161
Indonesia	320	1.00 (pays quarterly	% )(1)	12/20/25	0.99	451	—	451
South Africa	150	1.00 (pays quarterly	% )(1)	6/20/21	0.90	271	1,139	1,410
Turkey	287	1.00 (pays quarterly	% )(1)	6/20/21	3.90	(4,960)	8,643	3,683
Turkey	190	1.00 (pays quarterly	% )(1)	6/20/25	5.51	(33,982)	31,527	(2,455)

Total	$1,352					$(48,649)	$52,837	$4,188

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Mexico	Citibank, N.A.	$210	1.00 (pays quarterly	% )(1)	12/20/30	1.90%	$(17,025)	$17,400	$375
Mexico	Goldman Sachs International	215	1.00 (pays quarterly	% )(1)	12/20/30	1.90	(17,443)	16,741	(702)

Total		$425					$(34,468)	$34,141	$(327)

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2020, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $1,777,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

EURIBOR	-	Euro Interbank Offered Rate

GDP	-	Gross Domestic Product

LIBOR	-	London Interbank Offered Rate

Currency Abbreviations:

EUR	-	Euro

USD	-	United States Dollar

At October 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under open derivative contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to enhance total return and/or to seek to hedge against fluctuations in currency exchange rates.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including interest rate futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $845,434, which represents 10.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the fiscal year to date ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Eaton Vance Cash Reserves Fund, LLC	$589,017	$6,978,350	$(6,721,879)	$(19)	$(35)	$845,434	$2,505	845,434

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivatives instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total
Foreign Government Bonds	$—	$5,710,936	$—	$5,710,936
Foreign Corporate Bonds	—	297,477	—	297,477
Sovereign Loans	—	720,643	—	720,643
Short-Term Investments	—	845,434	—	845,434
Total Investments	$—	$7,574,490	$—	$7,574,490
Forward Foreign Currency Exchange Contracts	$—	$5,141	$—	$5,141
Swap Contracts	—	99,632	—	99,632
Total	$—	$7,679,263	$—	$7,679,263

Liability Description
Futures Contracts	$(48,844)	$—	$—	$(48,844)
Swap Contracts	—	(285,858)	—	(285,858)
Total	$(48,844)	$(285,858)	$—	$(334,702)

For information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.